THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT


     This THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT (the "Third Amendment") is entered into on, and will be effecitve on, December 2, 1996, and is the third amendment to the Revolving Credit Agreement dated as of July 31, 1993, as amended by a First Amendment To Revolving Credit Agreement effective as of July 31, 1994 and by a Second Amendment To Revolving Credit Agreement effective as of June 15, 1995 (the "Agreement") by and among ROSS STORES, INC. ("Borrower"), each of the financial institutions listed in Schedule I to the Agreement, as amended from time to time, (such financial institutions being referred to in the Agreement and in this Third Amendment collectively as the "Banks" and individually as a "Bank"), and WELLS FARGO BANK, NATIONAL ASSOCIATION ("Wells Fargo"), as agent for the Banks (in such capacity, "Agent").

                                RECITALS

     WHEREAS, the Borrower has requested that the limitation on the Borrower's and any Subsidiary's entering into any sale and leaseback agreement covering any fixed assets and on expenditures for the acquisition or leasing of fixed assets under Section 6.4 of the Agreement be eliminated starting on the first day of the Borrower's fiscal year beginning in 1996; and

     WHEREAS, the Banks agree to this request if the Borrower signs this Third Amendment;

     NOW,  THEREFORE,  for  valuable  consideration,  the  receipt   and
sufficiency of which are hereby acknowledged, the parties to this Third Amendment hereby agree as follows:


     1. DEFINITIONS. Terms defined in the Agreement and used, but not defined, in this Third Amendment are used in this Third Amendment with their meanings as defined in the Agreement as amended by this Third Amendment.

     2. EFFECTIVE DATE. The Borrower and the Banks agree that this Third Amendment will be effective on and after December 2, 1996.

     3. CAPITAL EXPENDITURES LIMITATION. The Borrower and the Banks agree that the prohibition in Section 6.4 of the Agreement to the Borrower entering into, or permitting any Subsidiary to enter into, any sale and leaseback agreement or agreements covering any of its fixed assets or to expending or incurring, or permitting any subsidiary to expend or incur, obligations for the acquisition of fixed assets or the leasing of fixed assets will be eliminated from the Agreement. To that end, Section 6.4 of the Agreement is hereby deleted in its entirety from the Agreement as of the first day of the start of the fiscal year of the Borrower beginning in 1996, and Sections 6.5 and 6.6 of the Agreement are hereby renumbered Sections 6.4 and 6.5.

     4. REPRESENTATIONS AND WARRANTIES. In order to induce the Banks to enter into this Third Amendment and to amend the Agreement in the manner provided in this Third Amendment, the Borrower hereby represents and warrants that (a) the representations and warranties contained in
Article IV of the Agreement are true and correct on the date of this Third Amendment, with the same effect as though such representations and warranties had been made on and as of such date, and (b) no Event of Default, as specified in Section 7.1 of the Agreement, and no condition, event or act which with the giving of notice or the passage of time or both would constitute such an Event of Default, has occurred, is continuing or is existing on the date of this Third Amendment.

     5. AGREEMENT OTHERWISE UNALTERED. Except as expressly modified by this Third Amendment, the Agreement shall continue to be and shall remain in full force and effect.

     6. GOVERNING LAW. The validity, construction and effect of this Third Amendment shall be governed by, and be construed under, the laws of the State of California.

     IN WITNESS WHEREOF, the parties hereto have executed this First Amendment by their duly authorized officers as of the day and year first above written.

ROSS STORES, INC.                 WELLS FARGO BANK, NATIONAL
                                  ASSOCIATION, individually and
                                      as Agent

 By:  /s/ John Vuko                By:  /s/ Mathew Harvey
    Title: Senior Vice President      Title: Vice President
           and Controller

 NATIONSBANK OF TEXAS, N.A.        BANQUE NATIONALE DE PARIS

 BY: /s/ Chas McDonell             By: /s/ Katherine Wolfe & Charles H. Day
   Title: Vice President             Title:Vice President Asst. Vice President

                   BANK OF AMERICA, N.T. & S.A.

                   By:  /s/ Jean A. Brinkmann
                      Title: Vice President